EXHIBIT 99.1

INTERACTIVE BROKERS GROUP ANNOUNCES 1Q2015 RESULTS

— — —

REPORTS COMPREHENSIVE EARNINGS PER SHARE OF ($0.24),
LOSS BEFORE TAXES OF $111 MILLION ON $172 MILLION IN NET REVENUES,
AND EARNINGS PER SHARE ON NET LOSS OF ($0.22).
DECLARES QUARTERLY DIVIDEND OF $0.10 PER SHARE.

GREENWICH, CONN, April 21, 2015 — Interactive Brokers Group, Inc. (NASDAQ GS: IBKR) an automated global electronic broker and market maker, today reported diluted earnings per share on a comprehensive basis of ($0.24) for the quarter ended March 31, 2015, compared to diluted earnings per share on a comprehensive basis of $0.35 for the same period in 2014.

Excluding other comprehensive income, the Company reported diluted earnings per share of ($0.22) for the quarter ended March 31, 2015, compared to diluted earnings per share of $0.34 for the same period in 2014.

The results for the first quarter of 2015 were negatively impacted by a $121 million net loss due to the sudden move in the value of the Swiss franc, causing several of our customers who held currency futures and spot positions to suffer losses in excess of their deposits with us; and a $197 million loss on our currency diversification strategy due to the strengthening of the U.S. dollar against other major currencies.

Net revenues were $172 million and the loss before income taxes was $111 million this quarter, compared to net revenues of $355 million and income before income taxes of $218 million for the same period in 2014.

The Interactive Brokers Group, Inc. Board of Directors declared a quarterly cash dividend of $0.10 per share.  This dividend is payable on June 12, 2015 to shareholders of record as of June 1, 2015.

Business Highlights

●	18% Electronic Brokerage pretax profit margin for this quarter, or 63% excluding the negative impact of the sudden move in the value of the Swiss franc.
●	40% Market Making pretax profit margin for this quarter, down from 59% in the year-ago quarter.
●	Customer equity grew 25% from the year-ago quarter to $61.2 billion and customer debits increased by 20% to $17.3 billion.
●	Customer accounts increased 17% from the year-ago quarter to 296 thousand.
●	Total DARTs increased 11% from year-ago quarter to 648 thousand.
●	Brokerage segment equity was $3.1 billion. Total equity was $5.0 billion.

Segment Overview

Electronic Brokerage
Electronic Brokerage segment income before income taxes decreased 62%, to $51 million, in the quarter ended March 31, 2015 compared to the same period last year, due to unsecured customer losses caused by the sudden move in the value of the Swiss franc as further described below.  Excluding the impact of this unusual item segment income before taxes grew 27% to a record $172 million as compared to the year-ago quarter.  Customer accounts grew 17% to 296 thousand and customer equity increased 25% to $61.2 billion from the year-ago quarter.

Commissions and execution fees increased 9%.  Net interest income grew 35% from the year-ago quarter, to $89 million.  Pretax profit margin was 18% in quarter ended March 31, 2015, down from 60% in same period last year.  Excluding $121 million in net losses related to the unusual item, pretax profit margin was 63% in the current quarter.

Total DARTs(1), for cleared and execution-only customers, increased 11% to a record 648 thousand from the year-ago quarter.  Cleared DARTs were 590 thousand, 12% higher than the same period last year.

Market Making
Market Making segment income before income taxes decreased 59%, to $27 million, in the quarter ended March 31, 2015.  This decrease was driven by a market making environment with persistent low volatility and intensive competition.  Pretax profit margin decreased to 40% in the current quarter from 59% in same period last year.  Market Making options contract volume decreased 7% compared to the year-ago quarter.

Sudden Move in the Value of the Swiss Franc
As disclosed in our Annual Report on Form 10-K for the year ended December 31, 2014, on January 15, 2015, due to the sudden move in the value of the Swiss franc that followed an unprecedented action by the Swiss National Bank, several of our customers who held currency futures and spot positions suffered losses in excess of their deposits with us. We took immediate action to hedge our exposure to the foreign currency receivables from these customers. During the first quarter of 2015, we incurred losses, net of hedging activity, of $121 million. We are actively pursuing collection of these debts. The ultimate effect of this incident on our results will depend upon the outcome of our debt collection efforts.

Effects of Foreign Currency Diversification
In connection with our currency strategy, we have determined to base our net worth in GLOBALs, a basket of 16 major currencies in which we hold our equity.  In this quarter, our currency diversification strategy decreased our comprehensive earnings by $197 million, as the U.S. dollar value of the GLOBAL decreased by approximately 3.8%.  The effects of the currency diversification strategy are reported as components of (1) Other Income in the Corporate segment (described below) and (2) Other Comprehensive Income (“OCI”).

Presentation of Foreign Currency Effects
In the fourth quarter of 2014, we took several steps to improve the transparency of our currency strategy, as a result of which nearly all currency translation gains and losses related to the GLOBAL are reported as Other Income instead of Trading Gains and these gains and losses are reported in the Corporate segment instead of the Market Making segment.

These actions isolate the income statement effects of our currency diversification in the Corporate segment, thereby leaving a clearer picture of the core operating results in the Market Making segment. The new reporting method is also reflected in the comparative historical periods contained in our financial statements.

 (1)           Daily average revenue trades (DARTs) are based on customer orders.
_____________________

Conference Call Information:
Interactive Brokers Group will hold a conference call with investors today, April 21, 2015, at 4:30 p.m. ET to discuss its quarterly results.  Investors who would like to listen to the conference call live should dial 877-324-1965 (U.S. domestic) and 631-291-4512 (international). The number should be dialed approximately ten minutes prior to the start of the conference call.  Ask for the “Interactive Brokers Conference Call.”

The conference call will also be accessible simultaneously, and through replays, as an audio webcast through the Investor Relations section of the Interactive Brokers web site, www.interactivebrokers.com/ir.

About Interactive Brokers Group, Inc.:
Interactive Brokers Group, Inc., together with its subsidiaries, is an automated global electronic broker that specializes in catering to financial professionals by offering state-of-the-art trading technology, superior execution capabilities, worldwide electronic access, and sophisticated risk management tools at exceptionally low costs.  The brokerage trading platform utilizes the same innovative technology as the Company’s market making business, which specializes in routing orders and executing and processing trades in securities, futures, foreign exchange instruments, bonds and funds on more than 100 electronic exchanges and trading venues around the world.  As a market maker, we provide liquidity at these marketplaces and, as a broker, we provide professional traders and investors with electronic access to stocks, options, futures, forex, bonds and mutual funds from a single IB Universal AccountSM.  Employing proprietary software on a global communications network, Interactive Brokers is continuously integrating its software with a growing number of exchanges and trading venues into one automatically functioning, computerized platform that requires minimal human intervention.

Cautionary Note Regarding Forward-Looking Statements:
The foregoing information contains certain forward-looking statements that reflect the Company’s current views with respect to certain current and future events and financial performance. These forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company’s operations and business environment which may cause the Company’s actual results to be materially different from any future results, expressed or implied, in these forward-looking statements. Any forward-looking statements in this release are based upon information available to the company on the date of this release. The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any statements expressed or implied therein will not be realized. Additional information on risk factors that could potentially affect the Company’s financial results may be found in the Company’s filings with the Securities and Exchange Commission.

For Interactive Brokers Group, Inc. Media: Caitlin Duffy, 203-913-1369 or Investors: Patrick Brennan, 203-618-4070.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA

TRADE VOLUMES:
(in 000's, except %)

					Brokerage
	Market		Brokerage		Non				Avg. Trades
	Making	%	Cleared	%	Cleared	%	Total	%	per U.S.
Period	Trades	Change	Trades	Change	Trades	Change	Trades	Change	Trading Day
2012	60,421		150,000		16,118		226,540		904
2013	65,320	8%	173,849	16%	18,489	15%	257,658	14%	1,029
2014	64,530	-1%	206,759	19%	18,055	-2%	289,344	12%	1,155

1Q2014	15,643		50,727		4,862		71,232		1,168
1Q2015	15,404	-2%	58,208	15%	4,581	-6%	78,193	10%	1,282

4Q2014	16,126		57,773		4,621		78,520		1,246
1Q2015	15,404	-4%	58,208	1%	4,581	-1%	78,193	0%	1,282

CONTRACT AND SHARE VOLUMES:
(in 000's, except %)

TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	698,140		98,801		65,872,960
2013	659,673	-6%	121,776	23%	95,479,739	45%
2014	631,265	-4%	123,048	1%	153,613,174	61%

1Q2014	161,578		30,661		44,707,956
1Q2015	154,289	-5%	33,612	10%	35,336,325	-21%

4Q2014	173,284		34,259		36,973,639
1Q2015	154,289	-11%	33,612	-2%	35,336,325	-4%

MARKET MAKING
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	457,384		12,660		9,339,465
2013	404,490	-12%	18,184	44%	12,849,729	38%
2014	344,741	-15%	15,668	-14%	12,025,822	-6%

1Q2014	89,079		4,575		2,958,853
1Q2015	83,013	-7%	3,408	-26%	2,969,719	0%

4Q2014	95,625		3,462		3,093,170
1Q2015	83,013	-13%	3,408	-2%	2,969,719	-4%

BROKERAGE TOTAL
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	240,756		86,141		56,533,495
2013	255,183	6%	103,592	20%	82,630,010	46%
2014	286,524	12%	107,380	4%	141,587,352	71%

1Q2014	72,499		26,086		41,749,103
1Q2015	71,276	-2%	30,204	16%	32,366,606	-22%

4Q2014	77,659		30,797		33,880,469
1Q2015	71,276	-8%	30,204	-2%	32,366,606	-4%

* Includes options on futures

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
OPERATING DATA, CONTINUED

BROKERAGE CLEARED
	Options	%	Futures*	%	Stocks	%
Period	(contracts)	Change	(contracts)	Change	(shares)	Change
2012	144,539		84,794		54,371,351
2013	180,660	25%	101,732	20%	78,829,785	45%
2014	225,662	25%	106,074	4%	137,153,132	74%

1Q2014	54,367		25,694		40,576,558
1Q2015	58,537	8%	29,824	16%	31,418,644	-23%

4Q2014	63,739		30,559		32,720,100
1Q2015	58,537	-8%	29,824	-2%	31,418,644	-4%

* Includes options on futures

BROKERAGE STATISTICS
(in 000's, except % and where noted)

Year over Year	1Q2015	1Q2014	% Change
Total Accounts	296	252	17%
Customer Equity (in billions)*	$61.2	$49.0	25%

Cleared DARTs	590	527	12%
Total Customer DARTs	648	582	11%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.05	$4.14	-2%
DART per Avg. Account (Annualized)	513	539	-5%
Net Revenue per Avg. Account (Annualized)	$4,079	$3,661	11%

Consecutive Quarters	1Q2015	4Q2014	% Change
Total Accounts	296	281	5%
Customer Equity (in billions)*	$61.2	$56.7	8%

Cleared DARTs	590	564	5%
Total Customer DARTs	648	619	5%

Cleared Customers (in $'s, except DART per account)
Commission per DART	$4.05	$4.28	-5%
DART per Avg. Account (Annualized)	513	511	0%
Net Revenue per Avg. Account (Annualized)	$4,079	$3,700	10%

* Excludes non-customers.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
SEGMENT FINANCIAL INFORMATION
(UNAUDITED)

		Three Months
		Ended March 31,
		2015	2014
		(in millions)

Electronic Brokerage	Net revenues(1)	$290	$224
	Non-interest expenses	239	89

	Income before income taxes	$51	$$135

	Pre-tax profit margin	18%	60%

Market Making	Net revenues(1)	$67	$111
	Non-interest expenses	40	45

	Income before income taxes	$27	$$66

	Pre-tax profit margin	40%	59%

Corporate(2)	Net revenues(1)	$(185)	$20
	Non-interest expenses	4	3

	Income (loss) before income taxes	$(189)	$$17

Total	Net revenues(1)	$172	$355
	Non-interest expenses	283	137

	Income (loss) before income taxes	$(111)	$$218

	Pre-tax profit margin	-65%	61%

(1) To provide meaningful comparisons, all prior period amounts have been revised for changes in the presentation of currency translation classifications.
(2) Corporate includes corporate related activities as well as inter-segment eliminations.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2015	2014
	(in millions, except share and per share data)

Revenues:
Trading gains (1)	$62	$105
Commissions and execution fees	149	137
Interest income (1)	108	87
Other income (loss) (1)	(132)	40

Total revenues	187	369

Interest expense	15	14

Total net revenues	172	355

Non-interest expenses:
Execution and clearing	55	54
Employee compensation and benefits	57	54
Occupancy, depreciation and amortization	10	10
Communications	6	6
General and administrative	155	13

Total non-interest expenses	283	137

Income (loss) before income taxes	(111)	218

Income tax expense	(2)	17

Net income (loss)	(109)	201

Net income (loss) attributable to noncontrolling interests	(96)	182

Net income (loss) available for common stockholders	$(13)	$19

Earnings (loss) per share :
Basic	$(0.22)	$0.35
Diluted	$(0.22)	$0.34

Weighted average common shares outstanding:
Basic	58,473,348	54,664,225
Diluted	58,473,348	56,041,282

Comprehensive income:
Net income (loss) available for common stockholders	$(13)	$19
Other comprehensive income:
Cumulative translation adjustment, before income taxes	(1)	0
Income taxes related to items of other comprehensive income	0	0
Other comprehensive income (loss), net of tax	(1)	0
Comprehensive income (loss) available for common stockholders	$(14)	$19

Comprehensive income attributable to noncontrolling interests:
Net income (loss) attributable to noncontrolling interests	$(96)	$182
Other comprehensive income (loss) - cumulative translation adjustment	(9)	3
Comprehensive income (loss) attributable to noncontrolling interests	$(105)	$185

(1) To provide meaningful comparisons, all prior period amounts have been revised for changes in the presentation of currency translation classifications.

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

			March 31, 2015	December 31, 2014
			(in millions)

Assets
Cash and cash equivalents			$990	$1,269
Cash and securities - segregated for regulatory purposes			16,723	15,404
Securities borrowed			2,925	3,660
Securities purchased under agreements to resell			167	386
Trading assets, at fair value			3,473	3,934
Receivables from customers, net of allowance			17,437	17,051
Receivables from brokers, dealers and clearing organizations			1,015	1,131
Other assets			564	550

Total assets			$43,294	$43,385

Liabilities and equity

Liabilities
Short-term borrowings			$29	$34
Securities loaned			3,105	3,199
Trading liabilities - financial instruments sold but not yet purchased, at fair value			2,238	2,561
Other payables:
Customers			32,225	31,796
Brokers, dealers and clearing organizations			291	234
Other payables			368	376
			32,884	32,406

Equity
Stockholders' equity			748	766
Noncontrolling interests			4,290	4,419
Total equity			5,038	5,185

Total liabilities and equity			$43,294	$43,385

	March 31, 2015		December 31, 2014
Ownership of IBG LLC Membership Interests	Interests	%	Interests	%

Public (IBG, Inc.)	58,478,751	14.5%	58,473,186	14.5%
Noncontrolling interests (IBG Holdings LLC)	346,062,282	85.5%	346,062,282	85.5%

Total IBG LLC membership interests	404,541,033	100.0%	404,535,468	100.0%

INTERACTIVE BROKERS GROUP, INC. AND SUBSIDIARIES
EARNINGS PER SHARE ON COMPREHENSIVE INCOME
(UNAUDITED)

	Three Months
	Ended March 31,
	2015	2014
	(in millions, except share and per share data)

Comprehensive income (loss) available for common stockholders, net of tax	$(14)	$19

Comprehensive income (loss) per share:
Basic	$(0.24)	$0.36
Diluted	$(0.24)	$0.35

Weighted average common shares outstanding:
Basic	58,473,348	54,664,225
Diluted	58,473,348	56,041,282